UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) :  March 25, 2004

     CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as depositor under a Pooling and Servicing Agreement, dated as of February 1, 2004, providing for, inter alia, the issuance of Home Equity Mortgage Trust Series 2004-1 Home Equity Mortgage Pass-Through Certificates, Series 2004-1)

               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-107055-19              13-3320910
(State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)538-3000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of February 1, 2004 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc., as seller, Wilshire Credit Corporation, as servicer and as back-up servicer, Ocwen Federal Bank FSB, as servicer, and JPMorgan Chase Bank, as trustee.

     On March 25, 2004 distribution was made to the Certificateholders. Specific information with respect to the distribution is filed as Exhibit 99.1.

Item 7.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on March 25, 2004 is filed as
               Exhibit 99.1 hereto.

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CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
Home Equity  Mortgage Trust  Series  2004-1
Home Equity Mortgage Pass-Through Certificates, Series 2004-1
-------------------------------------------------------------

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  JPMORGAN CHASE BANK, not in its
                                  individual capacity but solely as Trustee under the Agreement referred to herein




Date: April 1, 2004               By:   /s/  Mark Volosov
                                  ---------------------------------------
                                      Mark Volosov
                                      Assistant Vice President

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INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         March 25, 2004

                                  Exhibit 99.1


             Monthly Certificateholder Statement on March 25, 2004

                                       -5-



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

                    CSFB Home Equity Mortgage Pass Through Certificates , Series 2004-HEM 1
                                Statement to Certificate Holders
                                      March 25, 2004


----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                ENDING
               FACE           PRINCIPAL                                                    REALIZED      DEFERRED     PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL        LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1     118,000,000.00    118,000,000.00    2,535,422.36     133,077.78     2,668,500.14       0.00       0.00      115,464,577.64
A2      88,000,000.00     88,000,000.00    2,363,529.32      87,608.89     2,451,138.21       0.00       0.00       85,636,470.68
A3      22,000,000.00     22,000,000.00            0.00      27,206.67        27,206.67       0.00       0.00       22,000,000.00
AR             100.00            100.00          100.00           0.79           100.79       0.00       0.00                0.00
M1      31,500,000.00     31,500,000.00            0.00      42,630.00        42,630.00       0.00       0.00       31,500,000.00
M2      22,500,000.00     22,500,000.00            0.00      43,575.00        43,575.00       0.00       0.00       22,500,000.00
B       18,000,000.00     18,000,000.00            0.00      43,260.00        43,260.00       0.00       0.00       18,000,000.00
P              100.00            100.00            0.00      26,478.73        26,478.73       0.00       0.00              100.00
X2               0.00              0.00            0.00           0.00             0.00       0.00       0.00                0.00
TOTALS 300,000,200.00    300,000,200.00    4,899,051.68     403,837.86     5,302,889.54       0.00       0.00      295,101,148.32

AIO    114,000,000.00    114,000,000.00            0.00     169,353.33       169,353.33       0.00       0.00      111,550,524.16
X1     300,000,000.00    300,000,000.00            0.00   1,727,944.88     1,727,944.88       0.00       0.00      278,316,525.47

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
A1    22541Q5S7     1,000.00000000     21.48663017        1.12777780        22.61440797     978.51336983     A1      1.450000 %
A2    22541Q6B3     1,000.00000000     26.85828773        0.99555557        27.85384330     973.14171227     A2      1.280000 %
A3    22541Q6C1     1,000.00000000      0.00000000        1.23666682         1.23666682   1,000.00000000     A3      1.590000 %
AR    22541Q5U2     1,000.00000000  1,000.00000000        7.90000000     1,007.90000000       0.00000000     AR      9.530000 %
M1    22541Q5V0     1,000.00000000      0.00000000        1.35333333         1.35333333   1,000.00000000     M1      1.740000 %
M2    22541Q5W8     1,000.00000000      0.00000000        1.93666667         1.93666667   1,000.00000000     M2      2.490000 %
B     22541Q5X6     1,000.00000000      0.00000000        2.40333333         2.40333333   1,000.00000000     B       3.090000 %
P     22541Q5Y4     1,000.00000000      0.00000000  ################   ################   1,000.00000000     P       9.530000 %
TOTALS              1,000.00000000     16.33016138        1.34612530        17.67628668     983.66983862

AIO   22541Q5T5     1,000.00000000      0.00000000        1.48555553         1.48555553     978.51336982     AIO     1.910000 %
X1    22541Q5Z1     1,000.00000000      0.00000000        5.75981627         5.75981627     927.72175157     X1      6.911780 %
---------------------------------------------------------------------------------------------------------- ------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                TAOHEED A. AGBABIAKA
                     JPMorgan Chase Bank - Structured Finance Services
                            4 New York Plaza, 6th Floor
                            New York, New York 10004-2477
                              Tel: (212) 623-4481
                               Fax: 212) 623-5858
                           Email: taoheed.agbabiaka@jpmorgan.com

Sec. 4.06(a)(i)       Principal Remittance Amount                                                                4,899,051.68

                      Scheduled Principal Payments                                                                 285,057.47

                      Principal Prepayments                                                                      4,533,727.55

                      Curtailments                                                                                  80,727.95

                      Curtailment Interest Adjustments                                                                 245.79

                      Repurchase Principal                                                                               0.00

                      Substitution Amounts                                                                               0.00

                      Net Liquidation Proceeds                                                                           0.00

                      End of Pre-Funding Period Transfer                                                                 0.00

                      Other Principal Adjustments                                                                     -707.08

                      Gross Interest                                                                             2,377,132.20

                      Recoveries from Prior Loss Determinations                                                          0.00

                      Reimbursements of Non-Recoverable Advances Previously Made                                         0.00

                      Recovery of Reimbursements Previously Deemed Non-Recoverable                                       0.00

Prepayment Penalties  Number of Loans with Respect to which Prepayment Penalties were Collected                            18

                      Balance of Loans with Respect to which Prepayment Penalties were Collected                   685,470.27

                      Amount of Prepayment Penalties Collected                                                      26,477.94

Sec. 4.06(a)(iv)      Beginning Number of Loans Outstanding                                                             6,570

                      Beginning Aggregate Loan Balance                                                         283,215,577.15

                      Ending Number of Loans Outstanding                                                                6,470

                      Ending Aggregate Loan Balance                                                            278,316,525.47

Sec. 4.06(a)(v)       Servicing Fees (Including Credit Risk Manager Fees)                                          122,279.05

                      Trustee Fees                                                                                   2,360.13

Sec. 4.06(a)(vii)     Current Advances                                                                                    N/A

                      Aggregate Advances                                                                                  N/A

Section 4.06(a)(viii) Delinquent Mortgage Loans
                       Group 1
                                                                 Principal
                      Category              Number                Balance               Percentage
                      1 Month                        40             2,029,127.21                  0.73 %
                      2 Month                        24               970,578.59                  0.35 %
                      3 Month                         0                     0.00                  0.00 %
                       Total                         64             2,999,705.80                  1.08 %
                      * Delinquent Bankruptcies are included in the table above.

                      Bankruptcies
                       Group 1
                                            Principal
                       Number               Balance                Percentage
                                 5              127,426.76                  0.05 %
                      * Only Current Bankruptcies are reflected in the table above.

                      Foreclosures
                      Group 1
                                           Principal
                      Number               Balance                Percentage
                                0                    0.00                  0.00 %

Section 4.06(a)(xi)   REO Properties
                      Group 1
                                           Principal
                      Number               Balance                Percentage
                                0                    0.00                  0.00 %

Section 4.06(a)(xii)  Current Realized Losses                                                                            0.00
                      Cumulative Realized Losses - Reduced by Recoveries                                                 0.00

Sec. 4.06 (a)(xiv)    Amount on Deposit in Pre-Funding Account                                                  16,784,622.85

Sec. 4.06 (a)(xiv)    Capitalized Interest Requirement                                                              22,165.11

Sec. 4.06 (a)(xiv)    Weighted Average Net Mortgage Rate                                                            9.53417 %

Sec. 4.06 (a)(xiv)    Net Excess Spread                                                                             1.12256 %

Trigger Event         Trigger Event Occurrence (Effective December 2006)                                                   NO
                      (Is Rolling 3 Month Delinquency Rate > 16% of Sr. Enhancement%?)
                      Rolling 3 Month Delinquency Rate                                                              0.34873 %
                      Sr. Enhancement Percentage x 16%                                                              3.90375 %
                                            OR
                      (Does Cumulative Loss % of Orig. Agg. Collateral Bal. exceed Cumulative Loss Limit)
                      Cumulative Loss % of Original Aggregate Collateral Balance                                       0.00 %
                      Cumulative Loss Limit                                                                            8.00 %

O/C Reporting         Targeted Overcollateralization Amount                                                     17,250,011.50
                      Ending Overcollateralization Amount                                                                0.00
                      Ending Overcollateralization Deficiency                                                   17,250,011.50
                      Overcollateralization Release Amount                                                               0.00
                      Monthly Excess Interest                                                                    1,727,944.88
                      Payment to Class X-1                                                                       1,727,944.88

                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
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